UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
____________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 4, 2020, the Board of Directors (the “Board”) of The Clorox Company (the “Company”) elected Linda Rendle, age 42, President of the Company.

Prior to such election, Ms. Rendle was the executive vice president – cleaning, international, strategy and operations of the Company, a position she has held since July 2019. In this role, she had responsibility for the Company’s cleaning and international segments and corporate business strategy along with the Company’s five core global functions: marketing, sales, product supply, research & development and information technology. From January through July 2019, Ms. Rendle was executive vice president – strategy and operations, with responsibility for corporate business strategy and the Company’s five core global functions as well as the international segment and Nutranext and RenewLife businesses. Prior to that, she served as senior vice president – cleaning division, a role she assumed in 2016. She added responsibility for the professional products business in 2017 and corporate strategy in July 2018, at which time she was promoted to executive vice president. Previously, she served as vice president and general manager for the home care strategic business unit from October 2014 to August 2016. In her 17 years with the Company, Ms. Rendle has progressed through several general management and functional positions.

In connection with Ms. Rendle’s appointment, on May 4, 2020, the Management Development and Compensation Committee of the Board approved an increase in Ms. Rendle’s base salary to $800,000 and an increase in her short-term incentive target to 125% of her salary, effective as of May 4, 2020.

A press release announcing the election of Ms. Rendle as President of the Company is filed as Exhibit 99.1 and is incorporated herein in its entirety.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated May 5, 2020, of The Clorox Company
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date: May 5, 2020	By:	/s/ Laura Stein
Executive Vice President –
General Counsel and Corporate Affairs